UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 12, 2011 (May 12, 2011)
Republic Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14267 (Commission File Number)	65-0716904 (IRS Employer Identification No.)

18500 North Allied Way
Phoenix, Arizona (Address of principal executive offices)	85054 (Zip Code)
Registrant’s telephone number, including area code: (480) 627-2700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
SIGNATURES

Item 5.07	Submission of Matters to a Vote of Security Holders
On May 12, 2011, Republic Services, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders. The stockholders voted on the matters set forth below.
1. The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non Votes
James W. Crownover	317,236,835	2,093,681	105,477	19,460,029
John W. Croghan	313,474,183	5,857,079	104,731	19,460,029
William J. Flynn	276,903,406	42,426,487	106,100	19,460,029
Michael Larson	283,531,185	35,793,634	111,174	19,460,029
Nolan Lehmann	317,032,143	2,296,810	107,040	19,460,029
W. Lee Nutter	317,300,914	2,028,003	107,076	19,460,029
Ramon A. Rodriguez	313,589,051	5,740,107	106,835	19,460,029
Donald W. Slager	312,590,388	6,741,055	104,550	19,460,029
Allan C. Sorensen	285,596,414	33,735,775	103,804	19,460,029
John M. Trani	317,273,728	2,056,953	105,312	19,460,029
Michael W. Wickham	285,620,010	33,712,090	103,893	19,460,029
2. The proposal to approve the compensation of our named executive officers was approved based upon the following advisory, non-binding votes:

Votes for	197,699,048
Votes against	118,134,918
Abstentions	3,602,027
Broker non-votes	19,460,029
3. The stockholders recommended that we conduct future advisory votes on executive compensation every one year based upon the following advisory, non-binding votes:

Every one year	179,940,623
Every two years	2,390,721
Every three years	134,223,757
Abstentions	2,880,892
Broker non-votes	19,460,029
4. The proposal to approve the Amended and Restated 2007 Stock Incentive Plan was approved based upon the following votes:

Votes for	267,879,857
Votes against	51,003,392
Abstentions	552,744
Broker non-votes	19,460,029
5. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent public accountants for 2011 was approved based upon the following votes:

Votes for	334,675,649
Votes against	4,156,377
Abstentions	63,996
Broker non-votes	-0-
6. The stockholder proposal regarding payments upon the death of a senior executive was not approved based upon the following votes:

Votes for	139,808,673
Votes against	170,488,060
Abstentions	9,139,260
Broker non-votes	19,460,029

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Services, Inc.
Date: May 12, 2011	By:	/s/ Tod C. Holmes
Tod C. Holmes
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

	By:	/s/ Charles F. Serianni
Charles F. Serianni
Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

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